SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Joint Proxy Statement
[_]  Definitive Additional Materials

                      PIMCO NEW YORK MUNICIPAL INCOME FUND

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              (Name of Registrants as Specified In Their Charters)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
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2)   Aggregate number of securities to which transaction applies:
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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.:
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4)   Date Filed:
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

                             ---------------------
                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                       To be held on September 17, 2002
                             ---------------------

                         c/o PIMCO Funds Advisors LLC
                          1345 Avenue of the Americas
                           New York, New York 10105

     To the Shareholders of PIMCO Municipal Income Fund ("PMF"), PIMCO California Municipal Income Fund ("PCQ") and PIMCO New York Municipal Income Fund ("PNF"):

     Notice is hereby given that a Joint Annual Meeting of Shareholders (the "Meeting") of PMF, PCQ and PNF (each, a "Fund" and, collectively, the "Funds") will be held at the offices of PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, September 17, 2002 at 9:00 a.m., Eastern time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated August 8, 2002:

     1. To elect six Trustees of each Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Trustees of each Fund has fixed the close of business on July 19, 2002 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

                                        By order of the Board of Trustees
                                        of each Fund

                                        Newton B. Schott, Jr., Secretary

New York, New York
August 8, 2002

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

                      PIMCO MUNICIPAL INCOME FUND ("PMF")
                PIMCO CALIFORNIA MUNICIPAL INCOME FUND ("PCQ")
                 PIMCO NEW YORK MUNICIPAL INCOME FUND ("PNF")

                         c/o PIMCO Funds Advisors LLC
                          1345 Avenue of the Americas
                           New York, New York 10105

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                 FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 17, 2002

                                 INTRODUCTION

     This joint Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each a "Board") of each of PMF, PCQ and PNF (each a "Fund" and, collectively, the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds, to be held on September 17, 2002, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on September 17, 2002 at 9:00 a.m., Eastern time.

     The Notice of Joint Annual Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about August 8, 2002.

     The Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of the other Fund.

     The Board of each Fund has fixed the close of business on July 19, 2002 as the record date (the "Record Date") for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by that Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock, no par value ("Common Shares"), and shares of preferred stock, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"), issued and outstanding of each Fund at the close of business on the Record Date:

            Outstanding        Outstanding
  Fund     Common Shares     Preferred Shares
-------   ---------------   -----------------
  PMF       23,894,637            8,000
  PCQ       17,665,248            6,000
  PNF        7,241,301            2,520

     The classes of stock listed in the table above are the only classes of stock currently authorized by each Fund.

     At the Meeting, Preferred Shareholders of each Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting applicable to that Fund. As summarized in the table below, the Preferred Shareholders of each Fund, voting as a separate class, have the right to elect the following two Trustees of the Fund: Hans W. Kertess and John J. Dalessandro II. The Common Shareholders of the Funds do not have the right to vote with respect to the election of those two Trustees.

                                    Summary

       Proposal                           Common Shareholders   Preferred Shareholders
       --------                           -------------------   ----------------------
       Election of Trustees
       o Election of Paul Belica, Robert         [checkmark]          [checkmark]
         Connor, R. Peter Sullivan III and
         Stephen J. Treadway
       o Election of John J. Dalessandro         N/A                  [checkmark]
         and Hans W. Kertess

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust at 1345 Avenue of the Americas, New York, New York 10105, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

     The principal executive offices of each Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PIMCO Funds Advisors LLC (the "Manager") serves as the investment manager of each Fund and retains its affiliate, Pacific Investment Management Company LLC ("PIMCO"), to serve as each Fund's sub-adviser.

     The solicitation will be by mail and the cost of soliciting proxies for a Fund will be borne by that Fund. In addition, certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. In addition, the Funds have employed D.F. King & Co. Inc. pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Funds based upon each Fund's net assets, including assets attributable to any Preferred Shares outstanding, and is estimated to be approximately $2,500 in the aggregate, plus out-of-pocket expenses.

     As of July 15, 2002, the Trustees and the officers of each of the Funds as a group beneficially owned less than one percent (1%) of any Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of each Fund, no person beneficially owned more than five percent (5%) of the outstanding Shares of any class of any Fund. Cede & Co., as nominee for participants in the Depository Trust Company, held of record the following Shares: 23,474,959 Common Shares of PMF (representing approximately 98.24% of the Fund's outstanding Common Shares) and all 8,000 outstanding Preferred Shares of PMF; 17,522,289 Common Shares of PCQ (representing approximately 99.19% of the Fund's outstanding Common Shares) and all 6,000 outstanding Preferred Shares of PCQ; and 7,197,507 Common Shares of PNF (representing approximately 99.40% of the Fund's outstanding Common Shares) and all 2,520 outstanding Preferred Shares of PNF.

                        PROPOSAL: ELECTION OF TRUSTEES

     The Meeting will constitute the first annual meeting of Shareholders of each Fund. In accordance with each Fund's Amended and Restated Agreement and Declaration of Trust (each a "Declaration"), the Trustees will be divided into the following three classes (each a "Class") at the Meeting: Class I, which shall be elected for a term of one year; Class II, which shall be elected for a term of two years; and Class III, which shall be elected for a term of three years, such that the terms of the Class I, Class II and Class III Trustees will expire in 2003, 2004 and 2005, respectively. At each annual meeting beginning with the 2003 annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, after the first annual meeting, only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of a Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     The Board of each Fund has designated the following Trustees to the Classes listed below for election at the Meeting:

          Trustee                  Class       Expiration of Term if Elected
          -------                  -----       -----------------------------
  Robert E. Connor                Class I       2003 Annual Meeting
  Hans W. Kertess                 Class I       2003 Annual Meeting

  Paul Belica                     Class II      2004 Annual Meeting
  John J. Dalessandro II          Class II      2004 Annual Meeting

  R. Peter Sullivan III           Class III     2005 Annual Meeting
  Stephen J. Treadway             Class III     2005 Annual Meeting

     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for each Fund to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board of such Fund may designate (or the Board may determine to leave a vacancy). A Trustee elected by the Board to fill any vacancy shall serve until the next annual meeting of shareholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not any such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his successor shall be elected and shall qualify.

Information Regarding Trustees and Nominees.

     The following table provides information concerning the Trustees of each Fund, each of whom is also a nominee for election at the Meeting.

                                                                                                       Number of
                                                                                                      Portfolios
                                                                                                         in Fund         Other
                         Position(s)      Term of                                                        Complex      Directorships
          Name,              Held       Office and                                                     Overseen by       Held by
        Address*,         with Each      Length of                   Principal Occupation(s)             Trustee/       Trustee/
         and Age             Fund       Time Served                  During the Past 5 Years             Nominee         Nominee
        --------         -----------    -----------    -------------------------------------------    ------------    -------------
Independent Trustees**
Paul Belica               Trustee       Since          Trustee, Fixed Income SHares, PIMCO                     9           None.
Age 80                                  inception      Corporate Income Fund, PMF, PIMCO
(Class II)                              (June, 2001)   Municipal Income Fund II, PCQ, PIMCO
                                                       California Municipal Income Fund II, PNF and
                                                       PIMCO New York Municipal Income Fund II;
                                                       Manager, Stratigos Fund, L.L.C., Whistler
                                                       Fund, L.L.C., Xanthus Fund, L.L.C. and
                                                       Wynstone Fund, L.L.C.; Director, Student
                                                       Loan Finance Corp., Education Loans, Inc.,
                                                       Goal Funding, Inc. and Surety Loan Funding,
                                                       Inc. Formerly, Advisor, Salomon Smith Barney
                                                       Inc.; Director, Central European Value Fund,
                                                       Inc., Deck House, Inc., and the Czech
                                                       Republic Fund, Inc.

Robert E. Connor          Trustee       Since          Trustee, Fixed Income SHares, PIMCO                    10           None.
Age 68                                  inception      Corporate Income Fund, PMF, PIMCO
(Class I)                               (June, 2001)   Municipal Income Fund II, PCQ, PIMCO
                                                       California Municipal Income Fund II, PNF and
                                                       PIMCO New York Municipal Income Fund II;
                                                       Director, Municipal Advantage Fund, Inc.;
                                                       Corporate Affairs Consultant, an administrative
                                                       unit of Salomon Smith Barney Inc. Formerly,
                                                       Senior Vice President, Corporate Office,
                                                       Salomon Smith Barney Inc.

John J. Dalessandro II+   Trustee       Since          President and Director, J.J. Dalessandro II Ltd.,       7           None.
Age 65                                  August, 2001   registered broker-dealer and member of the
(Class II)                                             New York Stock Exchange; Trustee, PIMCO
                                                       Corporate Income Fund, PMF, PIMCO
                                                       Municipal Income Fund II, PCQ, PIMCO
                                                       California Municipal Income Fund II, PNF and
                                                       PIMCO New York Municipal Income Fund II.

Hans W. Kertess           Trustee       Since          Trustee, PIMCO Corporate Income Fund,                   7           None
Age 62                                  July, 2001     PMF, PIMCO Municipal Income Fund II,
(Class I)                                              PCQ, PIMCO California Municipal Income
                                                       Fund II, PNF and PIMCO New York
                                                       Municipal Income Fund II. Formerly,
                                                       Managing Director, Dain Rauscher Inc.;
                                                       Managing Director, Salomon Brothers.

                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                         in Fund         Other
                          Position(s)      Term of                                                       Complex     Directorships
         Name,                Held       Office and                                                    Overseen by      Held by
       Address*,           with Each      Length of               Principal Occupation(s)                Trustee/      Trustee/
        and Age               Fund       Time Served              During the Past 5 Years                Nominee        Nominee
       ---------          -----------    -----------  ---------------------------------------------    ------------  -------------
R. Peter Sullivan III    Trustee       Since          Trustee, PIMCO Corporate Income Fund,                  7           None.
Age 60                                 April, 2002    PMF, PIMCO Municipal Income Fund II,
(Class III)                                           PCQ, PIMCO California Municipal Income
                                                      Fund II, PNF and PIMCO New York
                                                      Municipal Income Fund II. Formerly,
                                                      Managing Partner, Wagner Stott
                                                      Mercator LLC.
Interested Trustee**
Stephen J. Treadway++    Chairman,     Since          Managing Director, Allianz Dresdner Asset             56           None.
2187 Atlantic Street     President,    inception      Management of America L.P.; Managing
Stamford, CT 06902       Trustee       (June, 2001)   Director and Chief Executive Officer, PIMCO
Age 54                                                Funds Advisors LLC; Managing Director and
(Class III)                                           Chief Executive Officer, PIMCO Funds
                                                      Distributors LLC; Trustee, President and Chief
                                                      Executive Officer, PIMCO Funds: Multi-
                                                      Manager Series; Chairman, Fixed Income
                                                      SHares; Trustee, Chairman and President, OCC
                                                      Cash Reserves, Inc., OCC Accumulation Trust,
                                                      PIMCO Corporate Income Fund, PMF, PCQ,
                                                      and PNF; Chairman and Trustee, Municipal
                                                      Advantage Fund, Inc.; President, The
                                                      Emerging Markets Income Fund, Inc., The
                                                      Emerging Markets Income Fund II, Inc., The
                                                      Emerging Markets Floating Rate Fund, Inc.,
                                                      Global Partners Income Fund, Inc., Municipal
                                                      Partners Fund, Inc. and Municipal Partners
                                                      Fund II, Inc.; President, PIMCO Municipal
                                                      Income Fund II, PIMCO California Municipal
                                                      Income Fund II, PIMCO New York Municipal
                                                      Income Fund II. Formerly, Executive Vice
                                                      President, Smith Barney Inc.

------------
 * Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, New York, New York 10105.
** "Independent Trustees" are those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds. "Interested Trustees" are those who are "interested persons" of the Funds.
 + Mr. Dalessandro is treated by the Funds as not being an "interested person" of the Funds, the Manager or PIMCO, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and executes portfolio transactions only for other members of the Exchange acting on behalf of their undisclosed customers. There can be no assurance that customers of such other members of the Exchange would not include investment advisory clients of the Manager, PIMCO or their affiliates.
++ Mr. Treadway is an "interested person" of the Funds due to his affiliation with the Manager, as set forth above. Mr. Treadway's positions with affiliated persons of the Funds are set forth in the table above.

     The following table states the dollar range of equity securities beneficially owned as of July 15, 2002 by each Trustee/nominee of each Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee/nominee in the "family of investment companies" including the Funds.

                                                                    Aggregate Dollar Range of Equity
                                                                 Securities in All Registered Investment
                                      Dollar Range of Equity      Companies Overseen by Trustee/Nominee
 Name of Trustee/Nominee     Fund      Securities in a Fund*     in the Family of Investment Companies*
-------------------------   ------   ------------------------   ----------------------------------------
Independent Trustees
Paul Belica                 PMF      Over $100,000.             Over $100,000.
                            PCQ      None.
                            PNF      None.
Robert E. Connor            PMF      None.                      None.
                            PCQ      None.
                            PNF      None.
Hans W. Kertess             PMF      None.                      None.
                            PCQ      None.
                            PNF      None.
R. Peter Sullivan III       PMF      None.                      None.
                            PCQ      None.
                            PNF      None.
John J. Dalessandro II      PMF      None.                      None.
                            PCQ      None.
                            PNF      None.
Interested Trustee
Stephen J. Treadway         PMF      None.                      Over $100,000.
                            PCQ      None.
                            PNF      None.

------------
* Securities are valued as of July 15, 2002.

     To the knowledge of the Funds, as of July 15, 2002, Trustees and nominees who are Independent Trustees and their immediately family members did not own securities of an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

     Compensation. The Funds, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (together, the "PIMCO Closed-End Funds") have the same Board of Trustees (except that Mr. Treadway is not as of the date of this Proxy Statement a Trustee of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II or PIMCO New York Municipal Income Fund II) and are expected to hold joint meetings of such Boards whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives $14,000 for each joint meeting for the first four joint meetings in each year and $7,000 for each additional joint meeting in such year if the meetings are attended in person. Such Trustees receive $3,500 per joint meeting if the meetings are attended telephonically. Members of the Audit Oversight Committees of the PIMCO Closed-End Funds receive $3,500 per joint meeting of such Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses. The PIMCO Closed-End Funds do not provide any pension or other retirement benefits to their Trustees. The PIMCO Closed-End Funds will allocate the Trustees' compensation and other costs of their joint meetings pro rata based on each PIMCO Closed-End Fund's net assets, including assets attributable to any preferred shares.

     It is estimated that the Trustees will receive the amounts set forth in the following table from each Fund for its fiscal year ending April 30, 2003. For the calendar year ended December 31, 2001, the Trustees received the compensation set forth in the following table for serving as trustees of the Funds and of other funds in the "Fund Complex," including the Funds. Each officer and Trustee who is a director, officer, partner, member or employee of the Manager or PIMCO, or any entity controlling, controlled by or under common control with the Manager or PIMCO, serves without any compensation from the Funds.

                              Compensation Table

                               Aggregate
                           Compensation from
                             Fund for the
                              Fiscal Year      Total Compensation from the Funds and Fund
                           Ending April 30,     Complex Paid to Trustees for the Calendar
     Name of Trustee             2003*               Year Ended December 31, 2001**
------------------------   -----------------   ------------------------------------------
Paul Belica                PMF      $7,700                       $26,000
                           PCQ      $5,665
                           PNF      $2,325
Robert E. Connor           PMF      $7,700                       $36,500
                           PCQ      $5,665
                           PNF      $2,325
Hans W. Kertess            PMF      $7,700                       $ 6,000
                           PCQ      $5,665
                           PNF      $2,325
R. Peter Sullivan III      PMF      $7,700                       $     0
                           PCQ      $5,665
                           PNF      $2,325
John J. Dalessandro II     PMF      $7,700                       $13,500
                           PCQ      $5,665
                           PNF      $2,325

------------
* Since the Funds have not completed a full fiscal year (their initial fiscal years ended April 30, 2002 covered only ten months), compensation is estimated based upon future payments expected to be made by the Funds during their current fiscal year ending April 30, 2003 and upon estimated relative net assets of the PIMCO Closed-End Funds. Mr. Treadway does not receive compensation from the Funds for his service as Trustee.
** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2001, Mr. Belica served as a Trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a Trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Funds.

     The Funds have no employees. Their officers are compensated by the Manager, PIMCO or one of their affiliates.

Board Committees and Meetings.

     Audit Oversight Committee. The Board of each Fund has an Audit Oversight Committee, consisting of Messrs. Belica, Connor, Kertess and Sullivan, each of whom is an Independent Trustee. The Audit Oversight Committees provide oversight with respect to the internal and external accounting and auditing procedures of a Fund and, among other things, consider the selection of independent public accountants for the Funds and the scope of the audit, approve all significant services proposed to be performed by those accountants on behalf of the Funds, and consider other services provided by those accountants to the Funds, the Manager and PIMCO, and entities in a control relationship with the Manager or PIMCO, and the possible effect of those services on the independence of those accountants.

     Each member of the Audit Oversight Committees is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed. The Board of each Fund has adopted a written charter for its Audit Oversight Committee, a copy of which is included as Appendix A to this Proxy Statement. A joint report of the Audit Oversight Committees of each Fund, dated June 18, 2002, is attached to this Proxy Statement as Appendix B.

     Nominating Committee. The Board of each Fund has a Nominating Committee comprised solely of Independent Trustees, consisting of Messrs. Belica, Connor, Kertess and Sullivan. The Nominating Committees are responsible for reviewing and recommending qualified candidates to the Boards in the event that a position is vacated or created. The Nominating Committee for a Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. The Nominating Committees have full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person so recommended and considered by a Committee will be nominated for election to the Board of a Fund.

     Valuation Committee. The Board of each Fund has a Valuation Committee, consisting of Messrs. Belica, Connor, Sullivan and Treadway. The Valuation Committees review procedures for the valuation of Fund portfolio securities and periodically review information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to Board-approved procedures, and make related recommendations to the full Boards and assist the full Boards in resolving particular valuation matters.

     The Funds commenced operations in June 2001. During the Funds' initial fiscal year ended April 30, 2002, the Boards jointly held four regular meetings and one special meeting; the Audit Oversight Committees met jointly once in separate session; and the Nominating Committees and the Valuation Committees did not meet in separate session. Each Trustee serving during the fiscal year ended April 30, 2002 attended at least 75% of the regular and special meetings of the Boards and meetings of the committees on which such Trustee served, except that Mr. Sullivan was not elected to the Boards until April 2002 and, thus, attended only one meeting during the fiscal year.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires each Fund's Trustees and officers and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the applicable Fund. The Manager assumes responsibility for filing such reports for each Fund's officers and Trustees and, due to administrative errors, Initial Statements of Beneficial Ownership on Form 3 were not filed on a timely basis for each of the Trustees and officers during the fiscal year ended April 30, 2002. A Form 3 was required to be filed with the Securities and Exchange Commission no later than the effective date of a Fund's registration statement (or, in the case of a person becoming a Trustee or officer after the effective date, within ten days of becoming a Trustee or officer). None of the Trustees or officers own any Shares of the Funds, except for Mr. Belica who owns Common Shares of PMF. The Fund believes that the report regarding Mr. Belica's purchase of Common Shares of PMF was filed on a timely basis.

     Required Vote. Election of Messrs. Connor, Belica, Treadway and Sullivan to the Board of Trustees of each Fund will be decided by a plurality of the Common Shares and Preferred Shares of the Fund (voting together as a single class) voted in the election of Trustees at the Meeting, in person or by proxy. Election of Messrs. Dallesandro and Kertess to the Board of Trustees of each Fund will be decided by a plurality of the Preferred Shares of the Fund (voting as a separate class) voted in the election of Trustees at the Meeting, in person or by proxy.

     THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL FOR THE FUND.

                            ADDITIONAL INFORMATION

     Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of each Fund and certain other officers who perform similar duties. Each person listed holds the same offices with each Fund. Officers hold office at the pleasure of a Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of each Fund who are principals, officers, members or employees of the Manager or PIMCO are not compensated by the Fund. Unless otherwise noted, the address of all officers is c/o PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, New York, New York 10105.

                                                 Term of
                           Position(s)         Office and
                              Held              Length of
     Name, Address            with                Time
        and Age               Funds              Served                Principal Occupation(s) During the Past 5 Years
-----------------------   -----------------   --------------   ----------------------------------------------------------------
Stephen J. Treadway       Chairman,           Since            See table above under "Information Regarding Trustees and
2187 Atlantic Street      President,          inception        Nominees."
Stamford, CT 06902        Trustee             (June, 2001)
Age 54

Newton B. Schott, Jr.     Vice President,     Since            Managing Director, Chief Administrative Officer, Secretary and
2187 Atlantic Street      Secretary           inception        General Counsel, PIMCO Funds Distributors LLC; Managing
Stamford, CT 06902                            (June, 2001)     Director, Chief Legal Officer and Secretary, PIMCO Funds
Age 60                                                         Advisors LLC; President, Municipal Advantage Fund, Inc.; Vice
                                                               President and Secretary, PIMCO Funds: Multi-Manager Series,
                                                               PIMCO Corporate Income Fund, PMF, PIMCO Municipal
                                                               Income Fund II, PCQ, PIMCO California Municipal Income
                                                               Fund II, PNF and PIMCO New York Municipal Income Fund II;
                                                               Executive Vice President, The Emerging Markets Income Fund,
                                                               Inc., The Emerging Markets Income Fund II, Inc., The Emerging
                                                               Markets Floating Rate Fund, Inc., Global Partners Income Fund,
                                                               Inc., Municipal Partners Fund, Inc. and Municipal Partners Fund
                                                               II, Inc.; Secretary, Fixed Income SHares.

                                             Term of
                        Position(s)        Office and
                           Held             Length of
    Name, Address          with               Time
       and Age             Funds             Served               Principal Occupation(s) During the Past 5 Years
--------------------   ----------------   --------------   --------------------------------------------------------------
Brian S. Shlissel      Treasurer,         Since            Senior Vice President, PIMCO Funds Advisors LLC; Executive
Age 37                 Principal          inception        Vice President and Treasurer, OCC Cash Reserves, Inc. and
                       Financial and      (June, 2001)     OCC Accumulation Trust; President, Chief Executive Officer
                       Accounting                          and Treasurer, Fixed Income SHares; Treasurer, Municipal
                       Officer                             Advantage Fund Inc.; Treasurer and Principal Financial and
                                                           Accounting Officer, PIMCO Corporate Income Fund, PMF,
                                                           PIMCO Municipal Income Fund II, PCQ, PIMCO California
                                                           Municipal Income Fund II, PNF and PIMCO New York
                                                           Municipal Income Fund II; Vice President, Emerging Markets
                                                           Income Fund, Inc., Emerging Markets Income Fund II, Inc.,
                                                           Emerging Markets Floating Rate Fund, Inc., Global Partners
                                                           Income Fund, Inc., Municipal Partners Fund, Inc., and
                                                           Municipal Partners Fund II, Inc. Formerly, Vice President,
                                                           Mitchell Hutchins Asset Management Inc.

Mark V. McCray         Vice President     Since            Executive Vice President, PIMCO; Vice President, PMF, PIMCO
840 Newport Center                        inception        Municipal Income Fund II, PCQ, PIMCO California Municipal
Drive                                     (June, 2001)     Income Fund II, PNF and PIMCO New York Municipal Income
Newport Beach, CA                                          Fund II. Formerly, Vice President and co-head of municipal
92660                                                      bond trading, Goldman Sachs & Co.
Age 34

Michael B.             Assistant          Since            Vice President, PIMCO Funds Advisors LLC; Vice President,
Zuckerman              Secretary          inception        Allianz Dresdner Asset Management of America L.P.; Secretary,
Age 37                                    (June, 2001)     Municipal Advantage Fund, Inc., OCC Accumulation Trust and
                                                           OCC Cash Reserves, Inc.; Assistant Secretary, Fixed Income
                                                           SHares, PIMCO Corporate Income Fund, PMF, PIMCO
                                                           Municipal Income Fund II, PCQ, PIMCO California Municipal
                                                           Income Fund II, PNF and PIMCO New York Municipal Income
                                                           Fund II. Formerly, Associate, Dechert Price and Rhoads;
                                                           Associate Counsel, Metropolitan Life Insurance Company.

     Investment Manager and Portfolio Manager. The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of each Fund. The Manager retains its affiliate, PIMCO, as sub-adviser to manage each Fund's investments. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

     Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 1177 Avenue of the Americas, New York, New York 10036, independent accountants, has been selected by the Board of each Fund as the independent auditors of the Fund for the current fiscal year ending April 30, 2003.

     The Audit Oversight Committee of the Board of each Fund unanimously recommended the selection of PwC, and the Board unanimously approved such selection, at meetings held on June 18, 2002. PwC also serves as the auditor for various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser.

     A representative of PwC, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The following table sets forth the aggregate fees billed for professional services rendered by PwC to each Fund during the Fund's fiscal year ended April 30, 2002.

                           Financial Information Systems
  Fund     Audit Fees     Design and Implementation Fees     All Other Fees
-------   ------------   --------------------------------   ---------------
  PMF        $30,800                   N/A                      $22,350
  PCQ        $30,800                   N/A                      $18,500
  PNF        $15,400                   N/A                      $12,400

     The fees disclosed under the caption "All Other Fees" include fees billed for services, if any, rendered during a Fund's most recent fiscal year to the Fund, the Manager, PIMCO, and to any other entity controlling, controlled by or under common control with the Manager or PIMCO that provides services to the Fund.

     In approving the selection of PwC for each Fund, the Audit Oversight Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "All Other Fees" performed by PwC for the Fund, the Manager, PIMCO and for certain related parties are compatible with maintaining the independence of PwC as the Fund's principal accountants. Please see the Joint Report of Audit Oversight Committees in Appendix B to this Proxy Statement.

     Other Business. As of the date of this Proxy Statement, each Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     Quorum, Adjournments and Methods of Tabulation. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the Meeting, except that a quorum for the election of Messrs. Kertess and Dallesandro as Trustees of a Fund will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred Shares of that Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal for a Fund set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for such Fund after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal with respect to any Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal for a Fund will be decided by a plurality of the Shares of such Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. For each Fund, the costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

     Reports to Shareholders. The Funds' 2002 Annual Report to Shareholders was mailed to Shareholders on or about June 28, 2002. ADDITIONAL COPIES OF THE ANNUAL REPORT AND EACH FUND'S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED WITHOUT CHARGE FROM THE FUND BY CALLING 1-877-819-2224 OR BY WRITING TO THE FUND AT 2187 ATLANTIC STREET, 7TH FLOOR, STAMFORD, CONNECTICUT 06902.

     Shareholder Proposals for 2003 Annual Meetings. It is currently anticipated that each Fund's next annual meeting of Shareholders (in 2003) will be held in September 2003. Proposals of Shareholders intended to be presented at that annual meeting of a Fund must be received by the Fund no later than April 10, 2003 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund's Bylaws. Shareholders submitting any other proposals for a Fund intended to be presented at the 2003 annual meeting (i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's Bylaws, no earlier than June 9, 2003 and no later than June 24, 2003. If a Shareholder who wishes to present a proposal fails to notify the applicable Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to Joseph B. Kittredge, Jr. at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

August 8, 2002

                                                                     Appendix A

                          PIMCO MUNICIPAL INCOME FUND
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                     PIMCO NEW YORK MUNICIPAL INCOME FUND

                       AUDIT OVERSIGHT COMMITTEE CHARTER

     The Board of Trustees of each of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (each a "Fund") has adopted this Charter to govern the activities of the Audit Oversight Committee (each a "Committee") of the particular Board. Each Board of Trustees and each Committee is separately responsible for the particular Fund it oversees, and not the other Funds. Singular references to the "Board of Trustees", the "Committee" and the "Fund" hereinafter shall be interpreted to apply to each Fund individually and not severally.

Statement of Policy

     The Committee shall oversee the Fund's accounting and financial reporting policies and practices and its internal controls. The Committee shall oversee the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements. The Committee shall also act as a liaison between the Fund's independent accountants and the Fund's Board of Trustees.

     The Committee's role is limited to oversight. Fund management is responsible for Fund accounting and internal control systems, and the independent accountants are responsible for conducting a proper audit of the Fund's financial statements. The independent accountants are ultimately accountable to the Fund's Board of Trustees and the Committee.

Membership

     The Committee shall be comprised of as many trustees as the Board of Trustees shall determine, but in any event not less than (i) two trustees for the twelve-month period beginning on the date the Fund's shares are first listed for trading on the New York Stock Exchange ("NYSE") and (ii) three trustees thereafter. No member shall be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, each member of the Committee shall also meet the requirements of being "Independent," as defined in the New York Stock Exchange Listed Company Manual [sec] 303.01, and shall be free of any relationship that, in the judgment of the Board of Trustees, may interfere with the exercise of his or her independent judgment.

     Each member of the Committee shall be financially literate, as such qualification is interpreted by the Fund's Board of Trustees in its business judgment under the NYSE listing requirements.

     At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment under the NYSE listing requirements.

Responsibilities and Duties

     The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following responsibilities describe areas of attention in broad terms.

     The Committee shall:

     1. Recommend the selection, retention or termination of the Fund's independent accountants based on an evaluation of their independence and the nature and performance of the audit and other services. The Board of Trustees, with the assistance of the Committee, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

     2. Receive on a periodic basis formal written disclosures and letters from the independent accountants as required by the Independence Standards Board Standard ("ISB") No. 1.1

     3. Engage in a dialog with the independent accountants and the Board of Trustees concerning any relationships between the independent accountants and the Fund or any other relationships that might adversely affect the objectivity and independence of the independent accountants.

     4. Review the fees charged by the independent accountants for audit and other services.

     5. Review with the independent accountants arrangements for and the scope of the annual audit and any special audits including the form of any opinion proposed to be rendered to the Board of Trustees and shareholders.

     6. Review with management and the independent accountants the annual financial statements, including a discussion with the independent accountants of matters required by Statement of Accounting Standards ("SAS") No. 61.2

     7. Discuss with the independent accountants any matters of concern relating to the Fund's financial statements.

     8. Consider with the independent accountants their comments on the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants.

     9. Investigate any improprieties or suspected improprieties in the Fund's financial and accounting operations.

     10. Provide a report in the Fund's proxy statement disclosing whether the Audit Committee has fulfilled the

------------

(1)  ISB Standard No. 1 generally requires, among other things, that an auditor
     (i) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (ii) confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934; and (iii) discuss the auditor's independence with the audit committee.

(2) SAS No. 61 ("Communication with Audit Committees") requires independent auditors to inform the audit committee of certain matters, including among others, (i) methods used to account for significant unusual transactions,
     (ii) the process used by management in formulating sensitive accounting estimates on the basis of the auditors' conclusion as to the reasonableness of those estimates and (iii) disagreements with management over the application of accounting principles.

          duties set forth above in items #2, #3 and #6.

     11. Provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report.

     12. Report to the Board of Trustees regularly on the Committee's activities and make any necessary recommendations as to the Fund's accounting and financial reporting policies, practices and its internal controls.

     13. Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board of Trustees.

     14. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

     15. Perform such other functions consistent with this Charter, the Fund's Agreement and Declaration of Trust and Bylaws and governing law, as the Committee or the Board of Trustees deems necessary or appropriate.

Meetings

     The Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to discharge its responsibilities, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Committee, at the expense of the Fund.

Dated: June 19, 2001

                                                                     Appendix B

                  Joint Report of Audit Oversight Committees

                         of the Boards of Trustees of
                          PIMCO Municipal Income Fund
                    PIMCO California Municipal Income Fund
                      PIMC New York Municipal Income Fund
                (each a "Fund" and, collectively, the "Funds")

                             (Dated June 18, 2002)

     The Audit Oversight Committee (the "Committee") oversees each Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that each Fund's financial statements for the fiscal year ended April 30, 2002 were prepared in conformity with generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), each Fund's independent public accountants, the audited financial statements of the Funds for the fiscal year ended April 30, 2002. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. With respect to each Fund, the Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to PIMCO Funds Advisors LLC ("PFA") and Allianz Dresdner Asset Management of America, L.P. (formerly, PIMCO Advisor L.P.) ("ADAM"), each of which served as the Fund's investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC ("PIMCO"), the Fund's sub-adviser during the last fiscal year, and any entity controlling, controlled by or under common control with PFA, ADAM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of each Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this Report to the Board of each Fund and recommends that (1) the audited financial statements for the fiscal year ended April 30, 2002 for each Fund be included in the Fund's Annual Report to shareholders for such fiscal year, (2) each such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as each Fund's independent public accountants for the fiscal year ending April 30, 2003.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III

                                     PROXY
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                                 COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON SEPTEMBER 17, 2002

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr., Michael B. Zuckerman, and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 17, 2002 at the offices of PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Paul Belica (Class II), (03) R. Peter Sullivan III (Class III), (04) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above


--------------------------------------------------------------------------------
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                     PROXY
                          PIMCO MUNICIPAL INCOME FUND
                                 COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON SEPTEMBER 17, 2002

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr., Michael B. Zuckerman, and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 17, 2002 at the offices of PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.


Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Paul Belica (Class II), (03) R. Peter Sullivan III (Class III), (04) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                          PIMCO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                     PROXY
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                                 COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON SEPTEMBER 17, 2002

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr., Michael B. Zuckerman, and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 17, 2002 at the offices of PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.


Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Paul Belica (Class II), (03) R. Peter Sullivan III (Class III), (04) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above


--------------------------------------------------------------------------------
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                  COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                           PIMCO MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 17, 2002

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr., Michael B. Zuckerman, and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 17, 2002 at the offices of PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.


Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I), (03) Paul Belica (Class II), (04) John J. Dalessandro II (Class II), (05) R. Peter Sullivan III (Class III), (06) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above


--------------------------------------------------------------------------------
                          PIMCO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 17, 2002

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr., Michael B. Zuckerman, and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 17, 2002 at the offices of PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.


Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I), (03) Paul Belica (Class II), (04) John J. Dalessandro II (Class II), (05) R. Peter Sullivan III (Class III), (06) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above


--------------------------------------------------------------------------------
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                     PROXY
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF

                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 17, 2002

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr., Michael B. Zuckerman, and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 17, 2002 at the offices of PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.


Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

 I. Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I), (03) Paul Belica (Class II), (04) John J. Dalessandro II (Class II), (05) R. Peter Sullivan III (Class III), (06) Stephen J. Treadway (Class III)


                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above


--------------------------------------------------------------------------------
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______